EXHIBIT 21

Central And South West Corporation
Subsidiaries of the Registrant
As of December 31, 1997

Company Name
Business Conducted                                      State or Jurisdiction
Under Same Name                                       of Incorporation/Formation
-------------------------------------------------------------------------------

Central Power and Light Company                                Texas
539 North Carancahua Street
Corpus Christi, Texas  78401-2802

CPL Capital I                                                  Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

Public Service Company of Oklahoma                             Oklahoma
212 East 6th Street
Tulsa, Oklahoma  74119-1212

PSO Capital I                                                  Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

Southwestern Electric Power Company                            Delaware
428 Travis Street
Shreveport, Louisiana  71156-0001

SWEPCO Capital I                                               Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

West Texas Utilities Company                                   Texas
301 Cypress Street
Abilene, Texas  79601-5820

SEEBOARD, plc                                                  United Kingdom
Registered Office
Forest Gate, Brighton Road
Crawley, West Sussex  RH11 9BH

Central and South West Services, Inc.                          Texas
2 West Second Street
Tulsa, Oklahoma  74103-3102
          and
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

C3 Communications, Inc.                                        Delaware
1705 South Capital of Texas Highway - Suite 400
Austin, Texas  78746

CSW Credit, Inc.                                               Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

CSW Energy, Inc.                                               Texas
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

CSW Energy Services, Inc.                                      Texas
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234



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Company Name
Business Conducted                                      State or Jurisdiction
Under Same Name                                       of Incorporation/Formation
-------------------------------------------------------------------------------

CSW International, Inc.                                        Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas 75202-1234

CSW Leasing, Inc.                                              Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas  75202-1234

EnerShop Inc.                                                  Delaware
1616 Woodall Rodgers Freeway
Dallas, Texas 75202-1234